UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 22, 2019

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $0.001 par value	CTSO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation

On July 22, 2019, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of CytoSorbents Corporation (the “Company”) approved the following annual base salaries and incentive equity awards for its executive officers, as set forth below:

Name	Position	Fiscal Year 2019 Base Salary	Stock Options (3)(4)	Restricted Stock Units (3)(5)
Phillip P. Chan, MD, PhD	Chief Executive Officer and President	438,000(1)	80,000	60,000
Vincent J. Capponi	Chief Operating Officer	363,540(1)	68,000	54,100
Kathleen P. Bloch	Chief Financial Officer	323,025(1)	60,000	43,000
Eric R. Mortensen	Chief Medical Officer	355,950(2)	48,700	12,200

(1)	Represents approximately a 9.5% increase in annual base salary; effective as of January 1, 2019.
(2)	Represents approximately a 5.0% increase in annual base salary; effective as of January 1, 2019.
(3)	Grant date was July 22, 2019.
(4)	The shares underlying the stock option vest as to one-quarter of the award on each of the date of grant, the first anniversary of the date of grant, the second anniversary of the date of grant and the third anniversary of the date of grant, subject to the executive officer’s continued service with the Company as of the applicable vesting date.
(5)	The restricted stock units vest as to one-third of the award on each of the date of grant, the first anniversary of the date of grant, and the second anniversary of the date of grant, subject to the executive officer’s continued service with the Company as of the applicable vesting date.

The adjustments to base salary described above were made in connection with each such executive officer’s annual performance review. The stock options and restricted stock units were awarded in the discretion of the Compensation Committee under the Amended and Restated CytoSorbents Corporation 2014 Long-Term Incentive Plan. Each option and restricted stock unit has a 10-year term and each option has a strike price of $7.33, the closing price of the Company’s common stock as reported on the NASDAQ Capital Market on the date of the grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2019	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	President and Chief Executive Officer